Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23
EX-99.A
EX-99.B

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 28, 2001

TRW Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	1-2384	34-0575430

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation )	File Number)	Identification Number)

1900 Richmond Road, Cleveland, OH		44124

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code  (216) 291-7000

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events

      Attached as Exhibits 99(a) and 99(b) are Management’s Discussion and Analysis of the Results of Operations and Financial Condition and TRW Inc.’s Financial Statements to be included in TRW’s Annual Report to be mailed to shareholders in connection with TRW’s Annual Meeting of Shareholders to be held April 25, 2001. Exhibits
99(a) and 99(b) are incorporated herein by reference.

Item 7.	Financial Statements and Exhibits

	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Exhibits.

		23	Consent of Ernst & Young LLP.

		99(a)	Management’s Discussion and Analysis of the Results of Operations and Financial Condition.

		99(b)	Report of Management; Report of Ernst & Young LLP; Statements of Operations for the three years ended December 31, 2000, 1999 and 1998; Balance Sheets as of December 31, 2000 and 1999; and the Statements of Cash Flows and Statements of Changes in Shareholders' Investment for the three years ended December 31, 2000, 1999 and 1998, and Notes to Financial Statements.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRW Inc.

By:	/s/ William B. Lawrence

William B. Lawrence
Executive Vice President, General
Counsel and Secretary

By:	/s/ Carl G. Miller

Carl G. Miller
Executive Vice President and
Chief Financial Officer

DATE: February 28, 2001

EXHIBIT INDEX

Exhibit Number	Description

23	Consent of Ernst & Young LLP.

99(a)	Management’s Discussion and Analysis of the Results of Operations and Financial Condition.

99(b)	Report of Management; Report of Ernst & Young LLP; Statements of Operations for the three years ended December 31, 2000, 1999 and 1998; Balance Sheets as of December 31, 2000 and 1999; and the Statements of Cash Flows and Statements of Changes in Shareholders' Investment for the three years ended December 31, 2000, 1999 and 1998, and Notes to Financial Statements.

4